UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23842

Felicitas Private Markets Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: June 30

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

Felicitas Private Markets Fund

Consolidated Financial Statements

For the Period July 1, 2023
(Commencement of Operations)
through June 30, 2024

Annual Report

Felicitas Private Markets Fund

Table of Contents

Consolidated Financial Statements

For the Period July 1, 2023 (Commencement of Operations) through June 30, 2024

Felicitas Private Markets Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Felicitas Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Felicitas Private Markets Fund (the “Fund”) as of June 30, 2024, the related consolidated statements of operations, cash flows, and changes in net assets, and the consolidated financial highlights for the period from July 1, 2023 (commencement of operations) through June 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for the period from July 1, 2023 (commencement of operations) through June 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian, private companies, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
September 5, 2024

Felicitas Private Markets Fund

Manager’s Discussion and Analysis of Fund Performance

June 30, 2024 (Unaudited)

Dear Shareholder,

We are pleased to present the audited annual financial statements for the Felicitas Private Markets Fund (the “Fund”) for the fiscal year ended June 30, 2024.

The Fund completed its reorganization to a privately offered Regulated Investment Company from a private partnership (the “predecessor fund”) after the close of business on June 30, 2023 and commenced a public offering of its shares on November 30, 2023. The Fund’s investment objective, like that of its predecessor fund, is to deliver a combination of yield and capital appreciation in the long term. Like its predecessor fund, the Fund intends to seek its investment objective through a portfolio of private equity, private credit and real estate investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private assets. The Fund’s portfolio is comprised of 55.6% private equity, 37.9% private credit and 6.5% real estate as of the end of the fiscal year.

Over the past fiscal year, the Fund’s Class Y Shares delivered a net total return of 1.82%. Positive drivers of the Fund’s returns included strong performance from investments in credit secondaries funds, structured private equity funds, and later stage, growth-oriented co-investments. Detractors of performance during the fiscal year included a sizeable deferred tax liability incurred in relation to the Fund’s reorganization, as well as underperformance by certain real estate-related holdings as a result of elevated interest rates.

During the fiscal year, the Fund continued to actively see and review deal opportunities in private credit given the backdrop of a stagnant private equity exit landscape and a challenging fundraising environment. We favored certain private credit investments that exhibited the potential to generate a high level of income with strong risk mitigating features. In particular, the Fund focused on opportunities to provide smaller-balance, bespoke, structured liquidity solutions and financings to private funds, limited partners and family offices. It was also active in evaluating collateralized fund obligations and rated feeder opportunities, as we believe these structures are increasingly being brought to market by highly reputed asset managers as an additional fundraising tool.

The Fund finished the fiscal year at $105.3 million in net assets and it began its discretionary quarterly tender offers in the first quarter of 2024.

For more information on the Fund’s activity, the complete listing of the Fund’s investments can be found in the Consolidated Schedule of Investments.

We thank you for your investment in the Fund and continued support.

Sincerely,

Bonar Chhay

Managing Partner

Felicitas Global Partners, LLC

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 844-8810.

The Felicitas Private Markets Fund is distributed by UMB Distribution Services, LLC.

Performance of a $250,000 Investment

This graph compares a hypothetical $250,000 investment in the Fund’s Class Y shares, made at its inception, with similar investments in the 50% Russell 2000® + 50% Bloomberg US Agg Bond Index the Russell 2000® Index and the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index, as of the most recent reconstitution. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Average Annual Total Returns as of June 30, 2024	1 Year	Since Inception*
Felicitas Private Markets Fund – Class Y Shares	1.82%	1.82%
Russell 2000® Total Return	10.06%	10.06%
Bloomberg US Aggregate Bond Total Return	2.63%	2.63%
50% Russell 2000® + 50% Bloomberg US Agg Bond	6.35%	6.35%

____________

*        Commencement of operations for the Felicitas Private Markets Fund Class Y Shares was June 30, 2023, following the reorganization of Felicitas Equity Fund, LP with and into the Fund, which was effective as of close of business on June 30, 2023. See Note 1 in the accompanying notes to the consolidated financial statements.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 844-8810.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the net assets of the Fund on an annualized basis (the “Expense Limit”) through July 1, 2025. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service plan, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2024

Investments at Fair Value	Principal Balance/ Shares	Initial Acquisition Date	Cost	Fair Value
Common Stocks – 0.9%
United States – 0.9%
Private Credit – 0.9%
Kayne Anderson BDC, Inc.(a)	62,362	4/22/2021	$1,002,780	$994,673
Total Private Credit			1,002,780	994,673

Private Investment Funds(a) – 92.6%
United States – 68.7%
Private Credit – 15.4%
Banner Ridge DSCO Fund I, LP*(b)(c)(d)	—	1/8/2021	2,405,414	3,824,135
Crestline Portfolio Financing Fund (US), L.L.C.(b)(c)	—	4/30/2018	849,677	852,414
Crestline Portfolio Financing Fund II (US), L.P*(b)(c)	—	8/27/2021	1,247,972	1,421,130
Crestline Praeter, L.P. – Fulcrum*(b)(e)	—	12/15/2020	514,884	—
Dugout Funding LLC*(b)(e)	—	12/19/2019	—	—
GACP II, L.P.*(b)(c)	—	6/21/2018	—	62,745
LBR Co-Invest Debtco, L.P.(b)(c)	—	9/10/2018	—	—
Nuveen Churchill Private Capital Income Fund(b)(c)	81,268	9/28/2023	2,003,467	2,000,512
Pathlight Capital Fund I LP(b)(c)	—	3/1/2019	1,178,785	1,228,364
TerraCotta Credit Fund L.P.(b)(c)	—	1/31/2019	2,000,290	2,041,506
Thorofare Asset Based Lending Fund V, L.P.*(b)(c)	—	3/24/2020	3,001,412	3,053,843
WhiteHawk III Onshore Fund, L.P.(b)(c)	—	12/15/2021	1,440,470	1,686,418
Total Private Credit			14,642,371	16,171,067

Private Equity – 31.8%
Arrowroot Protecht, L.P.*(b)(c)	—	1/27/2022	2,103,288	3,939,601
Awz Pentera II LLC*(b)(c)	—	7/15/2022	1,013,663	1,793,562
CapitalSpring Investment Partners VI Parallel II, LP(b)(c)	—	4/1/2022	2,024,549	2,138,474
Coller Secondaries Private Equity Opportunities Fund*(b)(c)	1,098,523	3/22/2024	5,019,608	5,690,681
LBR Co-Invest Equityco, LLC(b)(c)	—	9/10/2018	69,619	98,469
Levine Leichtman Capital Partners VI, L.P. (Series A)(b)(c)	—	2/20/2018	6,955,878	10,368,598
Levine Leichtman Capital Partners VI, L.P. (Series B)(b)(c)	—	2/20/2018	765,490	1,152,836
NPC KeepTruckin, LLC*(b)(c)	—	4/29/2021	262,500	270,026
NPC Opportunity Fund, L.P.*(b)(c)	—	10/28/2020	953,900	982,522
Peregrine Select Fund II, L.P.*(b)(c)	—	6/21/2021	1,501,741	1,617,382
Signal Peak Ventures III CIV-A, L.P.*(b)(c)	—	1/3/2022	1,004,523	1,731,139
Signal Peak Ventures IV, L.P.*(b)(c)	—	9/26/2022	1,248,750	1,391,295

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2024 — (Continued)

Investments at Fair Value	Principal Balance/ Shares	Initial Acquisition Date	Cost	Fair Value
Private Investment Funds(a) (continued)
United States
StepStone Private Venture and Growth Fund*(b)(c)	—	9/28/2023	$2,000,000	$2,314,312
Total Private Equity			24,923,509	33,488,897

Real Estate – 6.9%
13th Floor Fund IV, LP*(b)(c)(d)	—	11/30/2020	373,849	662,540
EGH Investors LLC (Series A)(b)(d)(e)	—	12/19/2019	1,372,925	1,988,120
EGH Investors LLC (Series B)(b)(e)	—	12/19/2019	230,491	333,749
LL-MS Carry Co, LLC*(b)(e)	—	7/25/2023	—	4,160
LL-MS City Place 2 Blocker, LLC*(b)(c)	—	3/11/2021	644,315	960,407
LL-MS City Place Blocker, LLC*(b)(c)	—	3/11/2021	640,198	961,844
LL-MS Covington Blocker, LLC*(b)(c)	—	11/3/2020	303,911	573,167
LL-MS Fabian Way Blocker, LLC*(b)(c)	—	11/6/2020	682,021	396,961
LL-MS Management Blocker, LLC*(b)(e)	—	11/20/2020	252,162	274,639
LL-MS Troy Court Blocker, LLC*(b)(c)	—	11/23/2020	579,470	1,097,162
Total Real Estate			5,079,342	7,252,749

Secondary Funds – 14.6%
Banner Ridge Secondary Fund III Co, LP*(b)(c)(d)	—	1/13/2020	1,203,579	1,328,563
Banner Ridge Secondary Fund III (T), LP(b)(c)(d)	—	9/27/2019	696,361	2,285,494
Banner Ridge Secondary Fund IV (T), LP*(b)(c)(d)	—	6/16/2021	4,170,002	7,651,962
Inspiration Ventures Secondary Fund I, L.P.*(b)(c)	—	6/21/2019	1,786	361,816
OCP Chimera LP*(b)(c)	—	6/26/2019	—	321,163
Second Alpha Partners IV, L.P.*(b)(c)	—	7/1/2018	651,922	1,400,022
Second Alpha Partners V, L.P.*(b)(c)	—	9/28/2021	587,586	963,711
VCFA Venture Partners VI, L.P.*(b)(c)	—	7/9/2019	497,181	1,053,573
Total Secondary Funds			7,808,417	15,366,304
Total United States			52,453,639	72,279,017

Cayman Islands – 7.7%
Private Credit – 2.7%
Banner Ridge DSCO Fund I (Offshore), LP*(b)(c)	—	1/8/2021	606,023	940,857
Banner Ridge DSCO Fund II (Offshore), LP*(b)(c)	—	7/29/2022	1,061,994	1,503,659
Crestline Portfolio Financing Fund Offshore, L.P.(b)(c)	—	4/30/2018	95,522	94,481
Crestline Portfolio Financing Fund II (TE/FNT), L.P.*(b)(c)	—	8/27/2021	309,966	353,392
Total Private Credit			2,073,505	2,892,389

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2024 — (Continued)

Investments at Fair Value	Principal Balance/ Shares	Initial Acquisition Date	Cost	Fair Value
Private Investment Funds(a) (continued)
Cayman Islands
Private Equity – 1.9%
Jupiter SPV LP*(b)(c)	—	1/21/2022	$1,146,645	$1,953,587
Total Private Equity			1,146,645	1,953,587

Secondary Funds – 3.1%
Banner Ridge Secondary Fund III (Offshore), LP*(b)(c)	—	9/27/2019	153,188	433,335
Banner Ridge Secondary Fund IV (Offshore), LP*(b)(c)	—	6/30/2021	1,043,970	1,908,777
Banner Ridge Secondary Fund V (Offshore), LP*(b)(c)	—	9/28/2023	753,883	910,473
Total Secondary Funds			1,951,041	3,252,585
Total Cayman Islands			5,171,191	8,098,561

Guernsey – 0.0%
Private Credit – 0.00%(f)
PDC Opportunities V LP(b)(c)	—	12/30/2019	—	2,667

Luxembourg – 12.2%
Private Credit – 0.00%(f)
17 Capital Co-Invest (A) SCSp*(b)(c)	—	5/26/2021	106,404	989
Private Equity – 12.2%
ACE Buyout IV (Lux) SCSp SICAV-RAIF(b)(c)	—	12/16/2021	5,115,759	7,410,296
NE Fund II SCSp*(b)(c)	—	1/28/2022	1,618,164	1,946,532
NE Pulse SCSp*(b)(e)	—	10/19/2022	985,996	1,380,826
The Evolution Technology Fund II SCSp*(b)(c)	—	9/29/2021	1,567,216	2,102,305
Total Private Equity			9,287,135	12,839,959
Total Luxembourg			9,393,539	12,840,948

United Kingdom – 4.0%
Private Equity – 4.0%
Albion Growth Opportunities LP*(b)(c)	2,276	7/6/2021	1,156,597	1,696,274
European Liquidity Solutions III Limited Partnership*(b)(c)	—	10/6/2021	2,607,631	2,551,366
Total Private Equity			3,764,228	4,247,640
Total Private Investment Funds			70,782,597	97,468,833

Private Operating Companies(a)(e) – 2.3%
Israel – 2.3%
Private Equity – 2.3%
I.G.M.R Research Ltd. – Ordinary Shares*	7,193	9/30/2022	173,206	172,540
I.G.M.R Research Ltd. – Preferred B Shares*	2,710	9/30/2022	73,166	73,138

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2024 — (Continued)

Investments at Fair Value	Principal Balance/ Shares	Initial Acquisition Date	Cost	Fair Value
Private Operating Companies(a)(e) (continued)
Israel
I.G.M.R Research Ltd. – Preferred B-1 Shares*	54,389	9/30/2022	$1,631,300	$1,630,679
I.G.M.R Research Ltd. – Preferred Ordinary A-1 Shares*	739	9/30/2022	18,837	18,830
I.G.M.R Research Ltd. – Preferred Ordinary A-3 Shares*	18,423	9/30/2022	469,689	469,510
I.G.M.R Research Ltd. – Preferred Ordinary A-4 Shares*	2,168	9/30/2022	55,281	55,260
Total Private Equity			2,421,479	2,419,957

United States – 0.0%
Private Equity – 0.00%(f)
Awz Manager II, Inc*	10	6/30/2022	—	1
KA Credit Advisors Holdco Blocker, LLC(b)	—	4/22/2021	1	48,013
Total Private Equity			1	48,014
Total Private Operating Companies			2,421,480	2,467,971

			Amortized Cost	Fair Value
Loans(a)(e) – 5.5%
United States – 5.5%
Loans – 5.5%
Archer 2023 Finance Co. LLC (Class B) – Loan, 13.34% + 4% PIK (3M SOFR + 8%) 12/28/2035(g)(i)	3,069,399	3/27/2024	3,056,211	3,078,270
CXI Valley I LLC – Promissory Note, 0%, 11/15/2025*	527,875	5/15/2023	604,444	505,449
Venerable Loan 12% PIK, 10/27/2024(i)	2,183,236	10/12/2021	1,980,548	2,183,236
Total Loans			5,641,203	5,766,955

Short-Term Investments – 7.3%
United States – 7.3%
Fidelity Investments Money Market Treasury Portfolio – Class I 5.12%(d)(h)	7,734,882		7,734,882	7,734,882
Total Short-Term Investments			7,734,882	7,734,882

Total Investments at Fair Value – 108.6%			$87,582,942	$114,433,314

Other Liabilities in Excess of Assets – (8.6)%				(9,104,697)
Total Net Assets – 100%				$105,328,617

____________

PIK — Paid-in-Kind Interest

3M SOFR — Three month Secured Overnight Financing Rate

*         Investment is non-income producing.

(a)       Investment restricted for resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date. Total fair value of restricted investments as of June 30, 2024, was $106,698,432 or 101.3% of net assets.

(b)       Private investment fund does not issue shares or units.

(c)       Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 3 for respective investment strategies, unfunded commitments, and redemptive restrictions.

(d)       All or a portion of this security is held through Felicitas Private Markets Fund Blocker, LLC.

(e)       Value was determined using significant unobservable inputs.

(f)        Less than 0.005%.

(g)       A portion of this holding is subject to unfunded commitments. The stated interest reflects the reference rate and spread for the funded portion. See Note 9 for additional information.

(h)       The rate is the annualized seven-day yield at period end.

(i)        Principal includes PIK Interest and is net of repayments, if any.

See accompanying notes to consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Summary of Investments (Unaudited)
June 30, 2024

Summary of Investments (as a percentage of total net assets)
Common Stocks
United States
Private Credit	0.9%
Total Common Stocks	0.9%
Private Investment Funds
United States
Private Equity	31.8%
Private Credit	15.4%
Secondary Funds	14.6%
Real Estate	6.9%
Total United States	68.7%
Cayman Islands
Private Credit	2.7%
Private Equity	1.9%
Secondary Funds	3.1%
Total Cayman Islands	7.7%
Guernsey
Private Credit	0.0%
Luxembourg
Private Credit	0.0%
Private Equity	12.2%
Total Luxembourg	12.2%
United Kingdom
Private Equity	4.0%
Total Private Investment Funds	92.6%
Private Operating Companies
Israel
Private Equity	2.3%
United States
Private Equity	0.0%
Total Private Operating Companies	2.3%
Loans
United States
Loans	5.5%
Total Loans	5.5%
Short-Term Investments
United States	7.3%
Total Short-Term Investments	7.3%
Total Investments at Fair Value	108.6%
Other Assets in Excess of Liabilities	(8.6)%
Total Net Assets	100.0%

See accompanying notes to consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Assets and Liabilities
June 30, 2024

Assets
Investments, at fair value (cost $87,582,942)	$114,433,314
Cash and cash equivalents	53,450
Cash held in escrow	717,108
Dividends receivable	102,071
Deferred offering costs (Note 2)	27,996
Interest receivable	25,375
Prepaid expenses	5,125
Total Assets	115,364,439

Liabilities
Investment management fee payable (Note 2 and Note 7)	406,860
Proceeds from subscriptions received in advance	690,773
Payable for shares repurchased	6,195,196
Deferred Tax Liability	2,159,183
Current Tax Liability	262,585
Audit and tax fees payable	231,500
Legal fees payable	40,172
Organization cost payable (Note 2)	13,571
Blue sky fees payable	10,400
Custody fees payable	8,999
Chief compliance officer fees payable	4,500
Transfer agent fees payable	3,935
Accounting and administration fees payable	88
Accounts payable and other accrued expenses	8,060
Total Liabilities	10,035,822

Commitments and contingencies (see Note 3 and Note 9)

Net Assets	$105,328,617

Composition of Net Assets:
Paid-in capital	$78,769,548
Total distributable earnings	26,559,069
Net Assets	$105,328,617

Net Asset Value, and redemption price per Class Y share outstanding
Class Y Shares (5,196,803 Class Y shares outstanding)	$20.27

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Operations
For the Period July 1, 2023* through June 30, 2024

Investment Income
Distributions from private investment funds (net of witholding tax of $3,841)	$2,516,668
Interest Income	620,846
PIK Income	261,349
Total Income	3,398,863

Expenses
Investment management fees (Note 7)	1,639,626
Organizational costs (Note 2)	275,195
Legal Fees	346,900
Audit and tax fees	219,062
Accounting and administration fees	124,139
Chief compliance officer Fees	53,923
Trustees’ fees and expenses	45,000
Custodian fees	28,553
Transfer Agency fees	29,478
Blue sky fees	21,560
Offering Costs (Note 2)	39,194
Other operating expenses	93,280
Total Expenses	2,915.910
Less: Reimbursement by Adviser (Note 7)	(401,305)
Net Expenses	2,514,605
Net Investment Income	884,258

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments
Capital gain distributions from investment funds (net of witholding tax of $31,318)	3,581,411
Net realized loss on investments	(3,203,191)
Net change on current tax	(262,585)
Net realized loss on foreign currency transactions	(1,044)
Net change in unrealized appreciation/(depreciation) on investments	3,150,976
Net change on deferred tax expense	(2,159,183)
Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments	1,106,384
Net Increase in Net Assets Resulting from Operations	$1,990,642

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Adviser for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statements of Changes in Net Assets

For the Period July 1, 2023* Through June 30, 2024
Changes in Net Assets Resulting from Operations
Net investment income	$884,258
Net realized gain on investments, net of current tax	114,591
Net change in unrealized appreciation/(depreciation) on investments, net of deferred tax	991,793
Net Change in Net Assets Resulting from Operations	1,990,642

Distributions to investors
Class Y	(334,435)
From return of capital
Class Y	(170,194)
Net Change in Net Assets from Distributions to Investors	(504,629)

Change in Net Assets Resulting from Capital Share Transactions

Class Y
Proceeds from issuance of shares(1)	115,986,052
Reinvested distributions	504,629
Shares tendered	(12,748,077)
Total Class Y Transactions	103,742,604

Net Change in Net Assets Resulting from Capital Share Transactions	103,742,604

Total Net Increase in Net Assets	105,228,617

Net Assets
Beginning of period	100,000
End of period	$105,328,617

Shareholder Activity
Class Y Shares(1)
Subscriptions	5,797,966
Reinvested distributions	25,938
Shares tendered	(632,101)
Net Change in Class Y Shares Outstanding	5,191,803

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Adviser for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

(1)      Class Y contributions include $108,804,052 and 5,440,203 shares, which consists of investment assets of $94,376,406, and assumed other assets and liabilities of $14,427,646, which were received in connection with the reorganization of the Felicitas Equity Fund, LP. See Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Cash Flows
For the Period July 1, 2023* through June 30, 2024

Cash Flows From Operating Activities
Net increase in net assets from operations	$1,990,642
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(24,726,705)
PIK interest income added to principal amount of investments	(261,349)
Return of capital distributions from private investment funds	8,046,113
Sales of investments	4,566,655
Change in short-term investments, net	(7,734,882)
Net realized loss on investments	3,203,191
Net change in current tax	262,585
Net realized loss on foreign currency transactions	1,044
Net change in unrealized appreciation/depreciation on investments	(3,150,976)
Net change in deferred tax expense	2,159,183
(Increase)/Decrease in Assets:
Dividends receivable	(102,071)
Interest receivable	(25,375)
Offering costs	(27,996)
Prepaid expenses	(5,125)
Increase/(Decrease) in Liabilities:
Investment management fee payable	406,860
Audit and tax fees payable	231,500
Legal fees payable	40,172
Organizational cost payable	13,571
Blue sky fees payable	10,400
Custody fees payable	8,999
Chief compliance officer fees payable	4,500
Transfer agent fees payable	3,935
Accounting and administration fees payable	88
Accounts payable and other accrued expenses	8,061
Net Cash Used in Operating Activities	(15,076,980)

Cash Flows Provided by Financing Activities
Proceeds from subscriptions of shares, net of change in subscriptions received in advance	7,182,000
Increase in payable for proceeds from subscriptions received in advance	690,773
Cash Transferred from the Acquired Fund*	14,427,646
Payments for shares tendered, net of increase in payable for tenders	(6,552,881)
Net Cash Provided by Financing Activities	15,747,538

Net change in Cash and cash equivalents, and cash held in escrow	670,558
Cash and cash equivalents, and cash held in escrow – Beginning of Period	100,000
Cash and cash equivalents, and cash held in escrow – End of Period	$770,558

End of Period Balances
Cash and cash equivalents	$53,450
Cash held in escrow	717,108
End of Period Balance	$770,558

Supplemental disclosure of non-cash activities
PIK Interest	261,349
Net change in current tax	262,585
Net change in deferred tax	2,159,183
Reinvested dividends	504,629

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Advisor for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Financial Highlights — Class Y Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period July 1, 2023* through June 30, 2024
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$20.00
Activity from investment operations:
Net investment income(1)	0.17
Net realized and unrealized gain/(loss) on investments	0.19
Total from investment operations	0.36

Distributions to investors
From net investment income	(0.06)
From return of capital	(0.03)
Total distributions to investors	(0.09)

Net Asset Value per share, end of period	$20.27

Net Assets, end of period	$105,328,617

Ratios to average shareholders’ equity:
Net investment income(2)	0.81%

Gross expenses(3)	2.68%
Expense Recoupment/(Reimbursement)	(0.43)%
Net expenses(3)	2.25%

Total Return(4)	1.82%

Portfolio turnover rate	4%

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Advisor for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

(1)      Per share data is computed using the average shares method.

(2)      Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(3)      These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Consolidated Schedule of Investments.

(4)      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024

1.      Organization

Felicitas Private Markets Fund (the “Fund”) is a recently organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Effective November 30, 2023, the Fund registered its shares under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Felicitas Equity Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The investment adviser to the Predecessor Fund is the Sub-Adviser to the Fund. The Fund and the Predecessor Fund share the same portfolio managers. The tax-free reorganization was accomplished at the close of business on June 30, 2023. The reorganization was accomplished by the following tax-free exchange in which each limited partner of the Predecessor Fund received the same aggregate share net asset value (“NAV”) in the corresponding classes as noted above:

	Shares Issued	Net Assets
Class Y Shares NAV $20.00	5,440,203	$108,804,052

The net unrealized appreciation of investments transferred was $23,674,562 as of the date of the transfer, and the cost basis of the investments received of $70,701,844 and fair value of $94,376,406 were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the reorganization, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Adviser for $100,000 on June 20, 2023, at an initial NAV of $20.00 per share.

Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund, including selection and oversight of the Sub-Adviser and the Fund’s other service providers. Felicitas Global Partners, LLC serves as the investment sub-adviser (the “Sub-Adviser” and together with the Investment Adviser, the “Advisers”) of the Fund. The Sub-Adviser provides day-to-day investment management services to the Fund, including investment selection, initial and on-going due diligence of Underlying Managers and asset allocation. The Advisers are registered as investment advisers with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

The Fund’s investment objective is to deliver a combination of yield and capital appreciation. The Fund intends to seek its investment objective through a portfolio of private equity, private credit and real estate investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets” (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers, i.e., investment advisers unaffiliated with the Advisers) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the equity or debt of a company, which are not generally available to unaccredited investors (each, a “Direct Investment” and together with the Investment Funds, the “Investments”). Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the 1940 Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are only available to accredited investors. The Fund does not intend to invest directly in real

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

1.      Organization (cont.)

estate but may invest in real estate indirectly through Investment Funds. The Fund’s investments also will include direct investments in equity or debt alongside private equity funds and firms, and the Fund may provide debt or preferred equity financing to other companies, institutions, funds, or fund managers. The Fund will invest primarily in Investment Funds and to a lesser extent in co-investments and direct investment. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Basis for Consolidation

As of June 30, 2024, the Fund has one wholly-owned subsidiary, Felicitas Private Markets Fund Blocker, LLC (the “Subsidiary”), formed as a Delaware limited liability company on March 10, 2023. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2024, total net assets of the Fund were $105,328,617, of which $15,581,579, or approximately 14.79%, was held in the Felicitas Private Markets Fund Blocker, LLC.

2.      Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The preparation of the financial statements in accordance with accounting standards generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $275,195 and $67,190, respectively. For the year ended June 30, 2024, $39,194 in offering costs have been amortized and $27,996 in offering costs remain unamortized.

The Investment Adviser has agreed to advance the Fund’s organizational costs and offering costs and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Adviser in accordance with the Fund’s expense limitation agreement discussed in Note 7. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 7, are accounted for as a deferred charge until Fund Shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Fair Value — Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

2.      Significant Accounting Policies (cont.)

All investments in securities are recorderded at fair value. The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, defined in FASB ASC 820, Fair Value Measurements (“ASC 820”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 —

Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 —	Inputs that are unobservable and significant to the entire fair value measurement.

Investments in private investment funds measured using net asset value as practical expedient are not categorized within the fair value hierarchy.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy in which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value — Valuation Techniques and Inputs

The Fund calculates its NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

2.      Significant Accounting Policies (cont.)

The Fund values its investments in private Investment Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act). In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Investment Fund in accordance with the private Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Prior to the Fund investing in any Investment Fund, the Investment Adviser will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Adviser reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Adviser will review the valuations provided by the Underlying Managers to the Investment Funds, none of the Board or the Investment Adviser will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Valuation Designee to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Valuation Designee will consider such information and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The Valuation Procedures provide that, where deemed appropriate by the Valuation Designee and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

2.      Significant Accounting Policies (cont.)

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Valuation Designee will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method over the respective term of the loan. Dividend income is recognized on the ex-dividend date. Proceeds from investments in investment funds that represent return of capital are accounted for as a reduction to cost, and any proceeds received above the cost basis results in a realized gain. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Unrealized gains and losses are reflected in operations when changes between the cost and fair value of investments occur. Income distributions received are recognized as income distributions from investments in private investment funds in the statement of operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of payment in kind (“PIK”), which accrues on a current basis but is generally not paid in cash until maturity or some other determined payment date. PIK interest is included in the Fund’s net asset value and also in determining net investment income. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.

Distributions and Dividend Reinvestment Plan

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year.

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares at the Fund’s then current NAV. Shareholders that elect not to participate in the DRIP will receive dividends and capital gains distributions in cash. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

2.      Significant Accounting Policies (cont.)

Cash and Cash Equivalents

Cash and cash equivalents may include money market investments and short-term interest-bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Fund also holds cash in escrow for subcriptions purchased in advance and tender offer holdback payments. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of June 30, 2024.

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to shareholders and to meet certain diversification and income requirements with respect to its underlying investments. The Fund has adopted June 30 as its tax year end. Differences arise in the computation of shareholders’ capital for financial reporting in accordance with U.S. GAAP and shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended June 30, 2024, the Fund did not incur any interest or penalties.

The Subsidiary is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Subsidiary is not eligible to elect treatment as a RIC. However, the amount of taxes paid by the Subsidiary will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholder’s return from an investment in the Fund. Since the Subsidiary is subject to taxation on the capital appreciation of its investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund’s after tax performance would be impacted.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

2.      Significant Accounting Policies (cont.)

The Subsidiary accrues deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Subsidiary may be liable for previously deferred taxes. The Subsidiary will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Investment Adviser will modify the estimates or assumptions related to the Subsidiary’s deferred tax liability as new information becomes available. The Subsidiary generally computes deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Subsidiary is currently using a Federal tax rate net of state benefit of 19.43% and an estimated state tax rate of 7.50%.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.      Fair Value Measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 2. The following table presents information about the Fund’s assets measured at fair value as of June 30, 2024:

Assets (at fair value)	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value(1)	Total
Common Stocks	$994,673	$—	$—	$—	$994,673
Private Investment funds	—	—	3,981,494	93,487,339	97,468,833
Private Operating companies	—	—	2,467,971	—	2,467,971
Loans	—	—	5,766,955	—	5,766,955
Short-Term Investments	7,734,882	—	—	—	7,734,882
Total Investments	$8,729,555	$—	$12,216,420	$93,487,339	$114,433,314

____________

(1)      These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

3.      Fair Value Measurements (cont.)

The below table reflects the unobservable inputs used in the valuation of other Level 3 assets as of June 30, 2024:

	Fair Value at June 30, 2024	Valuation Technique	Unobservable Inputs	Range of Inputs	Impact on Valuation from an Increase in Input
Private investment funds	$2,321,869	Income Approach	Capitalization Rate	7.25%	Decrease
	1,380,826	Market Approach	Transaction Price	$35.95	Increase
	278,799	Income Approach	Discount Rate	8.00%	Decrease
Private operating companies	2,419,958	Market Approach	Transaction Price	$23.99 – $29.98 ($28.26)(1)	Increase
	48,013	Other	Estimated Collection Probability	100.00%	Increase
Loans	2,183,236	Other	Estimated Collection Probability	100.00%	Increase
	505,449	Income Approach	Discount Rate	5.85% – 5.99% (5.92%)(2)	Decrease
	3,078,270	Market Approach	Recent Transaction Price	$100.00	Increase
	$12,216,420

____________

(1)      Weighted average is determined by the underlying fair values of the investments within the private investment funds or shares of the various series within the private operating companies, as applicable.

(2)      Weighted average is determined by the mid point of the rates.

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended June 30, 2024:

	Private Investment Funds	Private Operating Companies	Loans	Totals
Balance as of July 1, 2023	$—	$—	$—	$—
Purchases(1)	4,407,950	2,419,957	6,161,377	12,989,285
Sales/Paydowns	(73,812)	—	(185,099)	(258,911)
Realized gains(losses)	—	—	(3,571,788)	(3,571,788)
Distributions	—	—	—	—
Change in Unrealized appreciation (depreciation)	(352,644)	48,014	3,362,464	3,057,834
Transfers In	—	—	—	—
Transfers Out	—	—	—	—
Balance as June 30, 2024	$3,981,494	$2,467,971	$5,766,955	$12,216,420
Change in unrealized gains or (losses) for the period included in earnings (or changes in net assets) for Level 3 assets held at the end of the reporting period	(352,644)	48,014	3,362,464	3,057,834

____________

(1)      Purchases include transferred securities from reorganization.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

3.      Fair Value Measurements (cont.)

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of June 30, 2024.

Private Investment Fund	Investment Category	Unfunded Commitment	Fair Value	Fund Term
13th Floor Fund IV, LP*	Real Estate	$250,000	$662,540	10 years after Final Closing with 2 additional years possible. Final close was in 2021
17 Capital Co-Invest (A) SCSp*	Private Credit	—	989	Terminates 6 months after final realization
ACE Buyout IV (Lux) SCSp SICAV-RAIF*	Private Equity	1,260,368	7,410,296	Termination date is 05/29/2030
Albion Growth Opportunities LP*	Private Equity	24,045	1,696,274	5 years after First Closing subject to extensions. First closing was in 2021
Arrowroot Protecht, L.P.*	Private Equity	—	3,939,601	Partnership shall be dissolved following the disposition of all its Investments
Awz Pentera II LLC*	Private Equity	—	1,793,562	Partnership will continue until the earliest occurrence of: sale of all assets of the Company, consent of the Holders, entry of judicial decree of dissolution, or IPO of Pentera Shares
Banner Ridge DSCO Fund I (Offshore), LP*	Private Credit	1,394,684	940,857	Termination date is 03/20/2030, subject to two 1-year extensions
Banner Ridge DSCO Fund I, LP*	Private Credit	5,597,416	3,824,135	Termination date is 03/20/2030, subject to two 1-year extensions
Banner Ridge DSCO Fund II (Offshore), LP*	Private Credit	8,942,586	1,503,659	Termination date is 05/20/2030, subject to a 1-year extension
Banner Ridge Secondary Fund III (Offshore), LP*	Secondary Funds	674,656	433,335	Termination date is 09/19/2029, subject to two 1-year extensions
Banner Ridge Secondary Fund III (T), LP*	Secondary Funds	4,091,582	2,285,494	Termination date is 09/19/2029, subject to two 1-year extensions
Banner Ridge Secondary Fund III Co, LP*	Secondary Funds	861,205	1,328,563	Termination date is 11/29/2029, subject to two 1-year extensions
Banner Ridge Secondary Fund IV (T), LP*	Secondary Funds	3,830,044	7,651,962	Termination date is 06/15/2031, subject to two 1-year extensions
Banner Ridge Secondary Fund IV (Offshore), LP*	Secondary Funds	956,042	1,908,777	Termination date is 06/15/2031, subject to two 1-year extensions
Banner Ridge Secondary Fund V (Offshore), LP*	Secondary Funds	4,300,037	910,473	Termination date is 07/07/2032, subject to two 1-year extensions
CapitalSpring Investment Partners VI Parallel II, LP*	Private Equity	1,007,098	2,138,474	Termination date is 3/31/2029, subject to two 1-year extensions at the discretion of the GP and one 1-year extension with the consent of the LPAC
Coller Secondaries Private Equity Opportunities Fund(2)	Private Equity	—	5,690,681	Perpetual life

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

3.      Fair Value Measurements (cont.)

Private Investment Fund	Investment Category	Unfunded Commitment	Fair Value	Fund Term
Crestline Portfolio Financing Fund II (US), L.P.*	Private Credit	777,921	1,421,130	36-month investment period with one optional one-year extension, and then 36-month harvest period with two optional one year extensions
Crestline Portfolio Financing Fund II (TE/FNT), L.P.*	Private Credit	194,568	353,392	36-month investment period with one optional one-year extension, and then 36-month harvest period with two optional one year extensions
Crestline Portfolio Financing Fund (US), L.L.C.*	Private Credit	782,060	852,414	36-month investment period, and then 36-month harvest period
Crestline Portfolio Financing Fund Offshore B, L.P.*	Private Credit	86,607	94,481	36-month investment period, and then 36-month harvest period
Crestline Praeter, L.P. – Fulcrum*	Private Credit	—	—	No termination date
Dugout Funding LLC(1)	Private Credit	—	—	No termination date
EGH Investors LLC (Series A)*	Real Estate	—	1,988,120	No termination date
EGH Investors LLC (Series B)*	Real Estate	—	333,749	No termination date
European Liquidity Solutions III Limited Partnership*	Private Equity	333,533	2,551,366	Fund ends 09/26/2029, subject to two 1-year extensions
GACP II, L.P.*	Private Credit	—	62,745	December 1, 2024 (extended from 12/1/23)
Inspiration Ventures Secondary Fund I, L.P.*	Secondary Funds	73,927	361,816	September 24, 2024 (extended from 9/24/2023)
Jupiter SPV LP*	Secondary Funds	—	1,953,587	5 years after initial closing, fund ends on December 9, 2026
LBR Co-Invest Debtco, L.P.(3)	Private Credit	—	—	No termination date
LBR Co-Invest Equityco, LLC(3)	Private Equity	—	98,469	No termination date
Levine Leichtman Capital Partners VI, L.P. (Series A)*	Private Equity	826,507	10,368,598	Termination date: 11/16/2028; with 1 year extension and two 1-year extensions with majority approval
Levine Leichtman Capital Partners VI, L.P. (Series B)*	Private Equity	91,834	1,152,836	Termination date: 11/16/2028; with 1 year extension and two 1-year extensions with majority approval
LL-MS Carry Co, LLC*	Real Estate	—	4,160	No termination date
LL-MS City Place Blocker, LLC*	Real Estate	—	961,844	No termination date
LL-MS City Place Blocker 2, LLC*	Real Estate	—	960,407	No termination date
LL-MS Covington Blocker, LLC*	Real Estate	—	573,167	No termination date
LL-MS Fabian Way Blocker, LLC*	Real Estate	20,661	396,961	No termination date
LL-MS Management Blocker, LLC*	Real Estate	—	274,639	No termination date
LL-MS Troy Court Blocker, LLC*	Real Estate	71,815	1,097,162	No termination date
NE Pulse SCSp*	Private Equity	15,110	1,380,826	The earlier of (1) 90 days following the disposal of the last investment or (2) the 4th anniversary of the Final Closing Date (4/30/2023)

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

3.      Fair Value Measurements (cont.)

Private Investment Fund	Investment Category	Unfunded Commitment	Fair Value	Fund Term
NE Fund II SCSp*	Private Equity	116,414	1,946,532	10 years following the Final Closing Date (2020). May be extended for a maximum of two years
NPC KeepTruckin, LLC*	Private Equity	—	270,026

Continue until the fifth anniversary of the Initial Closing Date. Fund ends on April 30, 2026. The Managing Member may, in its sole discretion, extend the term of the Company for up to two additional 1-year periods

NPC Opportunity Fund, L.P.*	Private Equity	50,000	982,522	7 years after the Final Closing. Fund ends on March 31, 2028. GP has discretion to extend by unlimited 1-year periods
Nuveen Churchill Private Capital Income Fund(4)	Private Credit	—	2,000,512	Perpetual life.
OCP Chimera LP*	Secondary Funds	239,000	321,163	5 years after the Closing Date (6/10/2019)
Pathlight Capital Fund I LP*	Private Credit	346,344	1,228,364	Fund ends on 10/31/2024. May be extended up to two consecutive one-year periods
PDC Opportunities V LP*	Private Credit	374	2,667	The Fund will continue until the proceeds of the final realization is received.
Peregrine Select Fund II, L.P.*	Private Equity	—	1,617,382	Termination date is 06/18/2031, subject to two 1-year extensions at the GP’s discretion.
Second Alpha Partners IV, L.P.*	Secondary Funds	149,311	1,400,022	Termination date: 05/31/2024, subject to two 1-year extensions. Fund term was renewed to May 31, 2025
Second Alpha Partners V, L.P.*	Private Equity	411,434	963,711	The Partnership shall terminate 9th anniversary of the final closing date (2020), but subject to two 1-year extensions
Signal Peak Ventures III CIV-A, L.P.*	Private Equity	—	1,731,139	Continue until the tenth anniversary of the Activation Date (2021), unless extended pursuant to paragraph 10.1 or sooner dissolved as provided in paragraph 10.2(a)
Signal Peak Ventures IV, L.P.*	Private Equity	251,250	1,391,295	10 years from the due date of the first capital call (the “Activation Date”, 2021), subject to one 1-year extension at the General Partner’s discretion
StepStone Private Venture and Growth Fund(5)	Private Equity	—	2,314,312	Closed-end, evergreen, tender fund.
Terracotta Credit Fund L.P.(6)	Private Credit	—	2,041,506	Evergreen
The Evolution Technology Fund II SCSp*	Private Equity	27,658	2,102,305	January 13, 2030, subject to two 1-year extensions
Thorofare Asset Based Lending Fund V, L.P.(7)	Private Credit	—	3,053,843	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
TSC Co-Invest L.P.*	Private Equity	—	—	Will exist in perpetuity unless terminated by the GP

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

3.      Fair Value Measurements (cont.)

Private Investment Fund	Investment Category	Unfunded Commitment	Fair Value	Fund Term
VCFA Venture Partners VI, L.P.*	Secondary Funds	68,000	1,053,573	Termination date: 12/5/2028, subject to two 1-year extensions terminating no later than December 5, 2030
WhiteHawk III Onshore Fund, L.P.(1)	Private Credit	472,695	1,686,418	Term ends at end of Liquidation Period: June 30, 2026. But liquidation period can be extended for up to two 1-year periods
Total Unfunded Commitment*		$38,596,786	$97,468,833

____________

*        No redemptions are permitted.

(1)      No redemption provisions.

(2)      Redemption permitted after 3 year lock-up period on a quarterly basis (up to 5% of the total fund NAV).

(3)      Withdrawals permitted upon written consent of the Manager.

(4)      Quarterly repurchases at NAV as of each quarter-end, limited to 5.0% of aggregate outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Repurchase is subject to the Board of Trustees’ approval.

(5)      Quarterly redemptions of up to 2.5% of the Fund’s outstanding shares, subject to approval by the Board of Trustees. Redemptions beginning in the fifth full quarter post-launch (Q1 2024).

(6)      Initial lockup period of 3 years, then rolling 2-year lockup period; after lockup period, capital is returned as set of loans that exist at time of withdrawal notice is re-paid.

(7)      Withdrawals permitted annually, subject to the lock-up period of 2 years.

4.      Significant Risk Factors

The Fund is subject to substantial risks — including market risks, strategy risks and Investment Fund manager risks. Private Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in private Investment Funds. While the Advisers will attempt to moderate any risks of securities activities of the Investment Fund managers, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The Advisers will not have any control over the Investment Fund managers, thus there can be no assurances that an Investment Fund manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

The Fund’s investing activities and those of the Underlying Funds expose the Fund to various types of financial risks that are associated with the financial instruments and markets in which they invest. These financial risks include credit risk, liquidity risk and market risk (including foreign currency risk, interest rate risk and other price risks). The Fund’s overall risk management program focuses on minimizing potential adverse effects on the Fund’s performance resulting from these financial risks. The Fund attempts to manage these financial risks on an aggregate basis along with other risks associated with its investing activities.

Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

4.      Significant Risk Factors (cont.)

Banking Risk

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Credit Risk

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Liquidity Risk

Investments held by the Fund are generally in illiquid securities and partnership interests acquired through privately negotiated transactions and there is no assurance that the Fund will be able to realize such investments in a timely manner. The Fund’s ability to exit its investments may be adversely affected by market conditions.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk includes foreign currency, interest rate risk and other price risks.

Foreign currency and exchange risks

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. To the extent that the Fund directly or indirectly holds assets in foreign currencies, the Fund will be exposed to a degree of currency risk which may adversely affect performance, changes in foreign currency exchange rates may materially affect the value of investments in the portfolio.

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The fair value of debt securities in which the Underlying Funds invest is sensitive to changes in interest rates and market conditions within the United States and other countries. The fair values of equity securities may be indirectly affected by changes in interest rates as well.

Other Price Risks

Other price risks relate to the risks that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from foreign currency or interest rate risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments traded in the market. These risks may include equity and commodity risk.

Concentration Risk

The Investment portfolio of the Fund may be subject to rapid change in value than would be the case if the Fund were to maintain a wide diversification amount securities or industry sectors.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

5.      Capital Stock

The Fund has designated two separate classes of shares of beneficial interest (the “Shares”) of the Fund, Class Y Shares and Class I Shares. Class Y Shares and Class I Shares are currently offered. As of June 30, 2024, there were no Class I Shares outstanding. The Fund has received an SEC exemptive order that permits the Fund to offer more than one class of Shares. The Fund’s Shares will generally be offered as of the first business day of each calendar quarter or at such other times as may be determined by the Board of Trustees of the Fund. The Shares will be issued at NAV per Share. Effective November 30, 2023, the Fund registered $175,000,000 for sale under the Fund’s registration statement. No holder of the Fund’s Shares (“Shareholder”) will have the right to require the Fund to redeem its Shares.

The minimum initial investment for Class Y Shares of the Fund is $250,000 and the minimum additional investment in Class Y Shares of the Fund by any Shareholder is $25,000. The minimum initial investment for Class I Shares of the Fund is $25,000 and the minimum additional investment in Class I Shares of the Fund by any Shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. At the sole discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to, but is not obligated to, provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly on or about March 31, June 30, September 30 and December 31 of each year. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Advisers as well as a variety of other operational, business and economic factors. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer will be offered pursuant to the tender offer rules of the Securities Exchange Act of 1934. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

For the year ended June 30, 2024, the Fund’s capital stock transactions are reported on the Consolidated Statements of Changes in Net Assets.

6.      Federal Income Taxes

At June 30, 2024, gross unrealized appreciation and (depreciation) on investments, based on cost for federal income tax purposes, were as follows:

Cost of investments	$82,104,638
Gross unrealized appreciation	33,499,297
Gross unrealized depreciation	(3,329,803)
Net unrealized appreciation/depreciation on investments	$30,169,494

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments, passive foreign investment companies and return of capital distributions from underlying investments.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

6.      Federal Income Taxes (cont.)

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications are due primarily to non-deductible expenses and tax-exempt income from partnership investments.

For the tax year ended June 30, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(1,228,300)	$1,228,300

As of June 30, 2024, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—

Accumulated capital and other losses	$(3,358,986)
Unrealized appreciation/(depreciation) on investments	30,169,494
Non-Deductible Offering Costs	(251,439)
Total accumulated earnings	$26,559,069

The tax character of distributions paid during the tax year ended June 30, 2024, was as follows:

2024
Distributions paid from:
Ordinary income	$334,435
Return of Capital	170,194
Net long term capital gains	—
Total distributions paid	$504,629

At June 30, 2024, the Fund had an accumulated non-expiring capital loss carry forward as follows:

Felicitas Private Markets Fund
Short-term	$2,827,751
Long-term	—
Total	$2,827,751

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund has $531,234 in qualified late-year losses, which are deferred until tax year ending June 30, 2025 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

6.      Federal Income Taxes (cont.)

The Subsidiary is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes. The estimated provision for income taxes attributable to the Subsidiary for the year ended June 30, 2024, consists of the following:

Current:
Federal	$189,441
State	73,144
Total	262,585

Deferred:
Federal	$1,557,739
State	601,444
Total	2,159,183

Estimated provision for income taxes	$2,421,768

As of June 30, 2024, the deferred tax liability is attributable to the temporary differences between the treatment of net unrealized gains on private assets on a book and tax basis.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% and state tax rate of 7.5% to net investment income and realized and unrealized gain/(loss) on investment before taxes as follows:

Income tax at statutory rate	$167,188
State income tax expense	47,171
Income tax on unrealized gains prior to reorganization	1,592,532
State income tax on unrealized gains prior to reorganization	614,877
Total	2,421,768

7.      Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Adviser. Subject to the oversight of the Fund’s Board of Trustees, the Investment Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund. Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable quarterly in arrears, at the annual rate of 1.50% of the Fund’s net assets at quarter-end. The Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 83.33% of the first $750,000 of Net Management Fee received by the Investment Adviser and then 66.67% of any Net Management Fee above $750,000. The “Net Management Fee” means the gross management fee paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses, such as litigation expenses) do

Felicitas Private Markets Fund
Consolidated Notes to Financial Statements
June 30, 2024 — (Continued)

7.      Investment Advisory and Other Agreements (cont.)

not exceed 2.25% of the net assets of the Fund on an annualized basis (the “Expense Limit”) through July 1, 2025. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service plan, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Fund (the “Board”) upon thirty days’ written notice to the Investment Adviser. During the year ended June 30, 2024, the Investment Adviser waived fees and reimbursed expenses totaling $401,305.

As of June 30, 2024, the Investment Adviser may seek recoupment for previously waived fees or reimbursed expenses, subject to the limitations noted above, no later than the dates and amounts outlined below.

June 30, 2027
$401,305

UMB Distribution Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended June 30, 2024, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

A trustee and certain officers of the Fund are employees of UMBFS or the Investment Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator or Investment Adviser. For the year ended June 30, 2024, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator or Investment Adviser are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2024, are reported on the Consolidated Statement of Operations

8.      Investment Transactions

For the year ended June 30, 2024, purchases and sales of investments, including principal reductions received, excluding short-term investments, were $24,726,704 and $4,566,655, respectively.

9.      Commitments

As of June 30, 2024, the Fund has $2,930,600 in unfunded commitments to loans.

10.    Subsequent Events

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure.

Felicitas Private Markets Fund

Fund Information

June 30, 2024 (Unaudited)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1 (888) 884-8810 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 1 (888) 884-8810, on the Fund’s website at Skypointfunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 1 (888) 884-8810.

Felicitas Private Markets Fund

Fund Management

June 30, 2024 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1 (888) 884-8810.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	20	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	20	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	20	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

Felicitas Private Markets Fund

Fund Management

June 30, 2024 (Unaudited) — (Continued)

INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	20	President and Trustee, Investment Managers Series Trust II (30 portfolios) (registered investment company).
Brian Smith Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer, Skypoint Capital Partners, LLC (October 2019 – Present; Chief Operating Officer, Angel Oak Capital Advisors (2014 – 2018)	N/A	N/A
Richard Finch Year of Birth: 1974 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	President, Green Square Wealth Management (2009 – Present)	N/A	Director, Principal Street Partners

Felicitas Private Markets Fund

Fund Management

June 30, 2024 (Unaudited) — (Continued)

INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since June 2024	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.

				N/A	N/A

____________

*        Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

**      As of June 30, 2024, the fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, First Trust Enhanced Private Credit Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Total Return Income Fund: Series A2, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund and Variant Impact Fund.

***    Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Felicitas Private Markets Fund

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you Open an account Provide account information

Give us your contact information Make a wire transfer Tell us where to send the money We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

Sharing for affiliates’ everyday business purposes — information about your creditworthiness

Affiliates from using your information to market to you Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f) The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its Audit Committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the fiscal year ended June 30, 2024, for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for, that fiscal year or fiscal period, as applicable, are $147,500.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year ended June 30, 2024, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees

(c) The aggregate fees billed for the fiscal year ended June 30, 2024, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000.

All Other Fees

(d) The aggregate fees billed for the fiscal year ended June 30, 2024, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended June 30, 2024, of the registrant was $0.

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not Applicable.

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not Applicable.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not Applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

(a)	Not Applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Felicitas Private Markets Fund

Proxy Voting Policy and Procedures

Proxy Voting Procedures

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Skypoint Capital Advisers, LLC (“Skypoint” or the “Adviser”) does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, the Adviser generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, the Adviser will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. the Adviser’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to the Adviser.

The Adviser will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, the Adviser follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, the Adviser will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Adviser’s decision making in voting the proxy. If the Adviser determines that there is a material conflict of interest related to the proxy solicitation, the Adviser will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

The Adviser will seek to act solely in the best interests of its clients when exercising its voting authority. the Adviser determines whether and how to vote proxies on a case-by-case basis. In making such determination, the Adviser: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Adviser has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, the Adviser must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by the Adviser that were material to making a decision on how to vote. Under the circumstances where the Adviser votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, the Adviser will document and maintain its voting record.

For private investment funds, the Adviser may accept a seat on an advisory board or similar group for a fund in which one or more Skypoint clients have invested. the Adviser believes advisory board service benefits its clients by allowing the Adviser greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of the Adviser’s clients were to diverge from the interests of each other, the Adviser representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Skypoint Capital Advisors, LLC serves as the investment adviser of the Fund. Felicitas Global Partners, LLC serves as investment sub-adviser to the Fund. Each of the Advisers is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following is biographical information about the members of Felicitas Global Partners, LLC (the “Sub-Adviser”) who are primarily responsible for the day-to-day portfolio management of Felicitas Private Markets Fund as of the filing date of this report on Form N-CSR:

Bonar Chhay, Mr. Chhay, CFA, joined the Sub-Adviser and its affiliated companies in 2012 and is currently Managing Partner and Founder of the Sub-Adviser. Prior thereto, from 2006 to 2012, Mr. Chhay helped manage the J. Paul Getty Trust’s global private equity portfolio and spearheaded major secondary-market transactions. From 2004 to 2006, Mr. Chhay served as an investment analyst, specializing in performing due diligence on alternative investments, at Contango Capital Advisors, the wealth management arm of Zions Bank. Mr. Chhay graduated from UC Berkeley with a Bachelor of Arts in Business Administration. Mr. Chhay is a holder of the right to use the Chartered Financial Analyst ® designation.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of June 30, 2024:

	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Bonar Chhay	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$810,699,076	8	$438,790,696
	Other Accounts:	0	$0	0	$0

Table above represents regulatory assets under management.

Conflicts of Interest

The Investment Adviser, Sub-Adviser and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, Sub-Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser and Sub-Adviser seek to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, Sub-Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. Each of the Investment Adviser and Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager as of June 30, 2024

Mr. Chhay receives a base salary and bonus, neither of which is directly tied to the performance of the Fund, and is eligible to avail himself of the life insurance, medical and dental benefits offered to all employees of the Sub-Adviser and to participate in the Sub-Adviser’s 401(k) plan. Any salary and/or bonus received by the portfolio manager is tied to the overall performance of the Sub-Adviser’s overall business.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member: (as of June 30, 2024)
Bonar Chhay (The Chhay Lei Trust)	$100,001-$500,000

(b) Not Applicable

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)*	/s/ Brian Smith
Brian Smith, President
(Principal Executive Officer)

Date	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Smith
Brian Smith, President
(Principal Executive Officer)

Date	September 6, 2024

By (Signature and Title)*	/s/ Richard Finch
Richard Finch, Treasurer
(Principal Financial Officer)

Date	September 6, 2024

*	Print the name and title of each signing officer under his or her signature.